UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On October 17, 2019, Body and Mind Inc. (the “Company”) issued a news release announcing an update to shareholders on the construction of its fully funded medical marijuana dispensary in West Memphis, Arkansas. The facility is being developed with its in-state partner, Comprehensive Care Group LLC (“CCG”). Medical marijuana dispensaries in Arkansas are licensed for both retail sales and cultivation of up to 50 flowering plants within the same facility.

The project is moving forward with all pre-construction activities having been completed. Substantial construction progress has also been made, with interior framing 90% complete in the dispensary and cultivation areas. Work is in-progress on roughing in chase ways for power upgrades while electrical rough in remains ongoing throughout the project. Additionally, HVAC ductwork is 90% complete in the dispensary area.

“We are very excited to contribute our construction and cannabis expertise as we work with CCG to develop this state-of-the-art dispensary facility,” stated Trip Hoffman, Chief Operating Officer of BaM. “This facility will expand our retail operations and overall geographic footprint as we launch Body and Mind products and brands to medical patients in Arkansas. We are proud to have been selected as one of only 32 dispensary licenses awarded in Arkansas and look forward to opening our doors to consumers in this key medical cannabis market.”

View construction images at: http://bamcannabis.com/wm-update-10-10-2019/

The Company is also pleased to announce it is sponsoring and presenting at the Benzinga Capital Conference, taking place October 22nd and 23rd at the Palmer House Hotel in Chicago. To schedule a meeting with BaM executives at the conference, please contact ir@bamcannabis.com or valter@kcsa.com.

View information on the Cannabis Capital conference at http://benzingacannabisconference.com/chicago

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description
99.1	News Release dated October 17, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: October 17, 2019	By:	/s/ Dong Shim
Dong Shim
CFO and Director

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